UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2006

                          ICON Leasing Fund Eleven, LLC

               (Exact Name of Registrant as Specified in Charter)


            Delaware                   000-51916            20-1979428
---------------------------------  -----------------  ----------------------
 (State or Other Jurisdiction of      (Commission        (I.R.S. Employer
         Incorporation)              File Number)       Identification No.)


                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011

                    (Address of Principal Executive Offices)
                              ____________________

                                 (212) 418-4700

              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)
                              ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[   ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
      Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

     On March 9, 2006, ICON Leasing Fund Eleven, LLC ("Fund Eleven") filed a Current Report on Form 8-K (the "Report") to report the completion of the acquisition of substantially all of the equipment leasing portfolio of Clearlink Capital Corporation under Item 2.01 of such Report. Fund Eleven hereby amends the Report to provide the required pro forma financial statements of Fund Eleven relating to the acquisition under Item 9.01(b) set forth below.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)  Pro Forma Financial Information

     The following financial statements of Fund Eleven are submitted at the end of this Form 8-K/A and are filed herewith and incorporated herein by reference.

     (1) Unaudited Pro Forma Consolidated Statement of Operations for the period from May 6, 2005 (Commencement of Operations) through December 31, 2005
     (2) Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2006


Forward-Looking Statements

     Certain statements within this Current Report on Form 8-K/A may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the "safe harbor" provisions of the PSLRA, and, other than as required by law, Fund Eleven assumes no obligation to update or supplement such statements. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. You can identify these statements by the use of words such as "may," "will," "could," anticipate," believe," "estimate," "expects," "intend," "predict" or "project" and variations of these words or comparable words or phrases of similar meaning. These forward-looking statements reflect Fund Eleven's current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside Fund Eleven's control that may cause actual results to differ materially from those projected.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ICON LEASING FUND ELEVEN, LLC
                                               By:  ICON CAPITAL CORP.,
                                                     its Manager

Dated:  June 26, 2006
                                               By: /s/ Thomas W. Martin
                                                   --------------------------
                                                    Thomas W. Martin
                                                    Chief Operating Officer

9.01(b)    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     On March 7, 2006, Fund Eleven completed the acquisition of substantially all of the equipment leasing portfolio (the "Leasing Portfolio") of Clearlink Capital Corporation, a financial services provider based in Mississauga, Ontario, Canada ("Clearlink").

     The Leasing Portfolio is comprised mainly of information technology and technology-related equipment, including personal computers and client/server equipment that perform business-related functions such as database inquiries. Fund Eleven acquired the Leasing Portfolio for approximately $144,591,000 (CAD $166,000,000), which included a cash payment of approximately $49,361,000 and the assumption of non-recourse debt and other assets and liabilities related to the Leasing Portfolio of approximately $95,230,000. Fund Eleven refers to this transaction, as the "Transaction."

     The following unaudited pro forma financial data has been derived by the application of pro forma adjustments to the historical consolidated financial statements of Fund Eleven on file with the Securities and Exchange Commission. The pro forma adjustments are based upon available information and upon certain adjustments that our Manager, ICON Capital Corp., believes are reasonable. The unaudited pro forma consolidated statements of operation are for the period from May 6, 2005 (Commencement of Operations) through December 31, 2005 and for the three months ended March 31, 2006 and have been prepared to give pro forma effect to the Transaction as if it had occurred on May 6, 2005. The pro forma information is for informational purposes only and may not necessarily be indicative of the results of operations had the Transaction occurred on May 6, 2005.

                          ICON Leasing Fund Eleven, LLC
                     (A Delaware Limited Liability Company)
            Unaudited Pro Forma Consolidated Statement of Operations
          For the period from May 6, 2005 (Commencement of Operations)
                            Through December 31, 2005


                                                      ICON                                                    Pro Forma
                                                   Leasing Fund                                              December 31,
                                                  Eleven, LLC (1)  Clearlink (2)   Adjustments                  2005
                                                  ---------------  -------------   -----------            ----------------

 Revenue:
      Leasing income                               $         -    $   13,606,441  $          -            $     13,606,441
      Net gain on sales of equipment                         -         1,432,550             -                   1,432,550
      Interest and other income                        761,758           124,496             -                     886,254
                                                   -----------    --------------  -------------           ----------------
      Total revenue                                    761,758        15,163,487             -                  15,925,245
                                                   -----------    --------------  -------------           ----------------

 Expenses:
      Depreciation                                           -         6,436,455       (956,639)    (3)          5,479,816
      Interest                                               -         2,853,454             -                   2,853,454
      General and administrative                        77,100            93,212             -                     170,312
      Management Fees - Manager                              -                 -      2,176,505     (4)          2,176,505
      Administrative expense reimbursements
          - Manager                                  1,082,658                 -      1,450,374     (5)          2,533,032
      Bad debt expense                                       -           134,686             -                     134,686
      Amortization                                       6,201                 -             -                       6,201
                                                   -----------    --------------  -------------           ----------------

      Total expenses                                 1,165,959         9,517,807      2,670,240                 13,354,006
                                                   -----------    --------------  -------------           ----------------


 Net (loss) income                                 $  (404,201)   $    5,645,680  $  (2,670,240)          $      2,571,239
                                                   ===========    ==============  =============           ================

 Net (loss) income allocable to:
      Additional Members                           $  (400,159)   $    5,589,223  $  (2,643,538)          $      2,545,527
      Manager                                           (4,042)           56,457        (26,702)                    25,712
                                                   -----------    --------------  -------------           ----------------

                                                   $  (404,201)   $    5,645,680  $  (2,670,240)          $      2,571,239
                                                   ===========    ==============  =============           ================

 Weighted average number of
      additional member shares outstanding              58,665                                                      58,665
                                                   ===========                                            ================

 Net (loss) income per weighted average
      additional member share outstanding          $     (6.82)                                           $          43.39
                                                   ===========                                            ================



See accompanying notes to pro forma consolidated financial statements.

                          ICON Leasing Fund Eleven, LLC
                     (A Delaware Limited Liability Company)
         Notes To Unaudited Pro Forma Consolidated Financial Statements
                                December 31, 2005


(1) The unaudited pro forma consolidated financial statements of Fund Eleven are based on the historical audited consolidated statement of operations as of December 31, 2005.

(2) The unaudited pro forma consolidated financial statements are based on the historical financial statements of Clearlink.

     Based upon the Leasing Portfolio at March 1, 2006, approximately 84% of these leases were in service at May 6, 2005. This percentage was used to calculate total revenue from Clearlink for the period May 6, 2005 through December 31, 2005. Certain revenue categories were excluded, such as investment income and trading income, as these items were not acquired by Fund Eleven.

     For expenses, Fund Eleven applied the above percentage to expenses relating to the Leasing Portfolio only. These would include depreciation, interest, bad debt expense and general and administrative expenses. Certain expense categories were excluded, such as salary and related payroll costs and costs relating to managing the investment and trading business, as these items were not acquired by Fund Eleven.

     Fund Eleven's Manager believes that the assumptions underlying Clearlink's financial statements are reasonable and the pro forma consolidated financial statements are being furnished solely for informational purposes and is not necessarily indicative of the consolidated results of operations or financial position that might have been achieved for the period or date indicated, nor is it necessarily indicative of future results.

(3) Represents an adjustment to depreciation expense for differences in the method of calculating depreciation on operating leases between Clearlink and Fund Eleven.

(4) Represents Management fees - Manager that Fund Eleven's Manager would have earned.

(5) Represents Administrative Expense Reimbursements - Manager based upon a fair and reasonable estimate by the Manager of the costs that would have been incurred in managing the lease portfolio.

                          ICON Leasing Fund Eleven, LLC
                     (A Delaware Limited Liability Company)
            Unaudited Pro Forma Consolidated Statement of Operations
                    For the Three Months Ended March 31, 2006

                                                       ICON                                                 Pro Forma
                                                   Leasing Fund                                             March 31,
                                                  Eleven, LLC (1)  Clearlink (2)  Adjustments                 2006
                                                  ---------------  ------------- -------------          ----------------
 Revenue:
      Leasing income                               $ 4,216,929    $    3,456,724 $          -           $      7,673,653
      Income from investments in joint ventures        263,110                 -            -                    263,110
      Net gain on sales of equipment                   103,972           588,894            -                    692,866
      Interest and other income                        754,007            16,976            -                    770,983
                                                   -----------    -------------- -------------          ----------------

      Total revenue                                  5,338,018         4,062,594            -                  9,400,612
                                                   -----------    -------------- -------------          ----------------

 Expenses:
      Depreciation                                   3,067,753         1,734,187      (329,533)    (3)         4,472,407
      Interest                                         344,531           712,064            -                  1,056,595
      Bad debt expense                                  70,015            13,091            -                     83,106
      Management Fees - Manager                        172,513                -        647,409     (4)           819,922
      Administrative expense reimbursements -
           Manager and affiliates                      910,553                -        377,570     (5)         1,288,123
      General and administrative                       131,846            11,730            -                    143,576
      Amortization                                      24,479                -             -                     24,479
                                                   -----------    -------------- -------------          ----------------

      Total expenses                                 4,721,690         2,471,072       695,446                 7,888,208
                                                   -----------    -------------- -------------          ----------------

 Net income (loss)                                 $   616,328    $    1,591,522 $    (695,446)         $      1,512,404
                                                   ===========    ============== =============          ================


 Net income (loss) allocable to:
      Additional Members                           $   610,165    $    1,575,607 $    (688,492)         $      1,497,280
      Manager                                            6,163            15,915        (6,954)                   15,124
                                                   -----------    -------------- -------------          ----------------

                                                   $   616,328    $    1,591,522 $    (695,446)         $      1,512,404
                                                   ===========    ============== =============          ================

 Weighted average number of
     additional member shares outstanding              128,818                                                   128,818
                                                   ===========                                          ================

 Net income (loss) per weighted average
      additional member share outstanding          $      4.74                                          $          11.62
                                                   ===========                                          ================



See accompanying notes to pro forma consolidated financial statements.

                          ICON Leasing Fund Eleven, LLC
                     (A Delaware Limited Liability Company)
         Notes To Unaudited Pro Forma Consolidated Financial Statements
                                 March 31, 2006

(1) The unaudited pro forma consolidated financial statements of Fund Eleven are based on the historical unaudited statement of operations as of March 31, 2006.

(2) The unaudited pro forma consolidated financial statements are based on the historical financial statements of Clearlink.

     Based upon the Leasing Portfolio at March 1, 2006, approximately 84% of these leases were in service at May 6, 2005. This percentage was used to calculate total revenue from Clearlink for the period January 1, 2006 through February 28, 2006. Certain revenue categories were excluded, such as investment income and trading income, as these items were not acquired by Fund Eleven. Clearlink has been consolidated into the Fund Eleven column for the period from March 1, 2006 through March 31, 2006.

     For expenses, Fund Eleven applied the above percentage to expenses relating to the Leasing Portfolio only. These would include depreciation, interest, bad debt expense and general and administrative expenses. Certain expense categories were excluded, such as salary and related payroll costs and costs relating to managing the investment and trading business, as these items were not acquired by Fund Eleven.

     Fund Eleven's Manager believes that the assumptions underlying Clearlink's financial statements are reasonable and the pro forma consolidated financial statements are being furnished solely for informational purposes and is not necessarily indicative of the consolidated results of operations or financial position that might have been achieved for the period or date indicated, nor is it necessarily indicative of future results.

(3) Represents an adjustment to depreciation expense for differences in the method of calculating depreciation on operating leases between Clearlink and Fund Eleven.

(4) Represents Management fees - Manager that Fund Eleven's Manager would have earned.

(5) Represents Administrative Expense Reimbursements - Manager based upon a fair and reasonable estimate by the Manager of the costs that would have been incurred in managing the lease portfolio.